UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 11, 2016

Date of Report (Date of Earliest Event Reported)

KMP FUTURES FUND I LLC

(Exact name of Registrant as Specified in its Charter)

Delaware	000-53816	13-7075398
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 Fifth Avenue, Suite 1901 – New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 596-3480

(Former Name or Former Address, if changed since last report)

1211 Avenue of the Americas, Suite 2701 – New York, NY 10036

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	On March 25, 2016, Kenmar Preferred Investments LLC, (the “Managing Member”), the Managing Member of KMP Futures Fund I LLC (the “Registrant”), dismissed EisnerAmper LLP, (“Eisner”) as the registered public accounting firm for the Registrant.

The report of Eisner on the Registrant’s financial statements as of and for the fiscal years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles. Eisner was engaged by the Registrant on October 15, 2007.

During the Registrant’s most recent fiscal year ended December 31, 2015 and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, the Registrant and the Managing Member have had no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Eisner, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such period. During the most recent fiscal year ended December 31, 2015 and through the date of this Form 8-K, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Managing Member, on behalf of the Registrant, has provided Eisner with a copy of the foregoing disclosures and has requested that Eisner furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of Eisner’s letter dated April 11, 2016 is filed as an Exhibit to this Form 8-K.

(b)	On April 11, 2016, the Managing Member, on behalf of the Registrant, approved the engagement of Arthur F. Bell, Jr. & Associates, L.L.C. (“Arthur Bell”) as the registered public accounting firm for the Registrant. During the Registrant’s two most recent fiscal years and the interim period prior to engaging Arthur Bell, neither the Registrant, the Managing Member, nor anyone on their behalf consulted Arthur Bell, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01 - Other Events

In addition, effective April 1, 2016, the principal place of business of Registrant changed to 680 Fifth Avenue, Suite 1901 – New York, NY 10019.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.	The following exhibit is filed herewith:

16.1	Letter of EisnerAmper LLP dated April 11, 2016 regarding the disclosure contained in Item 4.01 of this report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on April 11, 2016.

KMP FUTURES FUND I LLC
(Registrant)

	By:	Kenmar Preferred Investments LLC
its Managing Member

Date: April 11, 2016	By:	/s/ James Parrish
	Name:	James Parrish
	Title:	President